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                                                                  EXHIBIT 10.12

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of December 31, 1999, is entered into among LLS Corp., an Illinois corporation (the "Borrower"), the entities listed on the signature pages hereto as Lenders (collectively, the "Lenders"), Credit Suisse First Boston, as Syndication Agent (in said capacity, the "Syndication Agent"), Bankers Trust Company, as Documentation agent (in said capacity, the "Documentation Agent"), and Bank of America, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

     The Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 30, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 1999 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     The Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent desire to amend the Credit Agreement to account for the fact that the Borrower will not change its fiscal year as contemplated at the closing of the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a)  Clause (iii) of Section 2.5(b) is hereby amended to read as follows:

          "(iii) Prepayments from Excess Cash Flow. Commencing on January 15, 2001 and on each January 15 thereafter, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (i) 70% of Excess Cash Flow, if any, for the fiscal year ending immediately preceding each such January 15 or (ii) an amount, if any, which would result (on a pro forma basis) in the Leverage Ratio being less than 3.50 to 1 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(c) hereof."

     (b)  Section 5.4 of the Credit Agreement is hereby amended to read as follows:
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          "Section 5.4  Accounting Methods and Financial Records. The Borrower
     shall, and shall cause each Subsidiary to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with sound business practices, and keep accurate and complete records of its respective assets. The Borrower and each of its Subsidiaries shall maintain a fiscal year ending on the last day of September."

          (c) Section 6.2(c) of the Credit Agreement is hereby amended to read as follows:

          "(c) As soon as available, but in any event within (i) 120 days following the end of fiscal year 1999 and (ii) 90 days following the end of each other fiscal year, a copy of the annual consolidated operating budget of the Borrower for such current fiscal year."

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than those representations and warranties that specifically relate to an earlier date) are true and correct in all material respects on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this Second Amendment and the Credit Agreement, as amended hereby, the execution, delivery and performance of this Second Amendment and the Credit Agreement, as amended hereby, has been duly authorized by all corporate action of the Borrower, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will contravene or conflict with any law, rule or regulation to which any Obligor is subject, or any indenture, agreement or other instrument to which any Obligor or any of their respective property is subject; and

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     (e)  no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the (i) execution, delivery or performance by the Borrower of this Second Amendment and the Credit Agreement, as amended hereby, or (ii) acknowledgment of this Second Amendment by each Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of December 31, 1999, subject to the following:

     (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders comprising the Determining Lenders;

     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct; and

     (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall reasonably require.

     4.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, and (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

     6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the




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Administrative Agent with respect thereto and with respect to advising the
Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the Borrower, the Syndication Agent, the Documentation Agent, the Administrative Agent and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK




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        IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as the date first above written.


                                    LLS CORP.



                                    By: /s/ WESLEY D. DEHAVEN
                                        ----------------------------------------
                                        Wesley D. DeHaven
                                        Vice President of Finance




                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent and as a Lender



                                    By: /s/ W. THOMAS BARNETT
                                        ----------------------------------------
                                        W. Thomas Barnett
                                        Managing Director

                                    100 North Tryon Street
                                    NC1-007-13-06
                                    Charlotte, North Carolina 28255




                                    BANKERS TRUST COMPANY, as Documentation
                                    Agent and as a Lender


                                    By: /s/ SUSAN L. LEFEVRE
                                        ----------------------------------------
                                        Name: Susan L. LeFevre
                                        Title: Director




                                    COMERICA BANK


                                    By: /s/ GREGORY N. BLOCK
                                        ----------------------------------------
                                        Name: Gregory N. Block
                                        Title: Vice President




                                    SUMMIT BANK


                                    By: /s/ TIMOTHY E. DOYLE
                                        ----------------------------------------
                                        Name: Timothy E. Doyle
                                        Title: VP/Director



                                    U.S. BANK NATIONAL ASSOCIATION BANK


                                    By: /s/ EILEEN ROETHLER
                                        ----------------------------------------
                                        Name: Eileen Roethler
                                        Title: AVP




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                                           THE NORTHERN TRUST COMPANY

                                           By: /s/ CHRISTOPHER J. COURNS
                                               -----------------------------
                                               Name:  Christopher J. Courns
                                               Title: Vice President


                                           DRESDNER BANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES

                                           By: /s/ THOMAS R. BRADY
                                               -----------------------------
                                               Name:  Thomas R. Brady
                                               Title: Vice President

                                           By: /s/ JOHN R. MORRISON
                                               -----------------------------
                                               Name:  John R. Morrison
                                               Title: Vice President


                                           BANK AUSTRAI CREDITANSTALT
                                           CORPORATE FINANCE, INC.

                                           By: /s/ STEPHEN W. HIPP
                                               -----------------------------
                                               Name:  Stephen W. Hipp
                                               Title: Senior Associate

                                           By: /s/ RICHARD W. VARALLA
                                               -----------------------------
                                               Name:  Richard W. Varalla
                                               Title: Senior Associate


                                           BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY

                                           By: /s/ NICHOLAS J. CAMPBELL
                                               -----------------------------
                                               Name:  Nicholas J. Campbell
                                               Title: Vice President




                                      -6-
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                                     BANK UNITED


                                     By: /s/ PHIL GREEN
                                         ---------------------------------------
                                         Name: Phil Green
                                         Title: Director Commercial Syndications



                                     BANK ONE, NA
                                     Main Office Chicago


                                     By: /s/ CHRISTINA JAMIESON
                                         ---------------------------------------
                                         Name: Christina Jamieson
                                         Title: Senior Vice President



                                     WELLS FARGO BANK, N.A.


                                     By: /s/ REGINALD M. GOLDSMITH, III
                                         ---------------------------------------
                                         Name: Reginald M. Goldsmith, III
                                         Title: Vice President



                                     MORGAN STANLEY DEAN WITTER PRIME
                                     INCOME TRUST


                                     By: /s/ PETER GEWIRTZ
                                         ---------------------------------------
                                         Name: Peter Gewirtz
                                         Title: Vice President



                                     SENIOR DEBT PORTFOLIO


                                     By: Boston Management and Research,
                                         as Investment Advisor

                                     By: /s/ PAYSON F. SWAFFIELD
                                         ---------------------------------------
                                         Name: Payson F. Swaffield
                                         Title: Vice President



                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                     By: Eaton Vance Management
                                         as investment advisor


                                     By: /s/ PAYSON F. SWAFFIELD
                                         ---------------------------------------
                                         Name: Payson F. Swaffield
                                         Title: Vice President


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                                    BANK POLSKA KASA OPIEKI S.A.


                                    By: /s/ HARVEY WINTER
                                        ----------------------------------------
                                        Name: Harvey Winter
                                        Title: Vice President



                                    NATEXIS BANQUE BFCE


                                    By: /s/ GARY KANIA
                                        ----------------------------------------
                                        Name: Gary Kania
                                        Title: Vice President

                                    By: /s/ EVAN S. KRAUS
                                        ----------------------------------------
                                        Name: Evan S. Kraus
                                        Title: Assistant Vice President




ACKNOWLEDGED AND AGREED:

COURTESY CORPORATION


By: /s/ ILLEGIBLE
    ----------------------------------------
    Name:
    Title:


CREATIVE PACKAGING CORP.


By: /s/ ILLEGIBLE
    ----------------------------------------
    Name:
    Title:



COURTESY SALES CORP.


By: /s/ ILLEGIBLE
    ----------------------------------------
    Name:
    Title:



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